SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest event reported): October 22, 2004
                                                         ----------------

                             ESCALADE, INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Indiana                      0-6966                  13-2739290
----------------------------   ------------------------  -----------------------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer I.D. No.)
    of Incorporation)

                    251 Wedcor Avenue, Wabash, Indiana 46992
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (260) 569-7208
                                                           --------------

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2004, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively, which documents contain financial information about Escalade's third completed fiscal quarter of 2004. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date:  October 22, 2004           ESCALADE, INCORPORATED


                                  By: /s/ TERRY D. FRANDSEN
                                      ----------------------------------------
                                      Vice President and Chief Financial Officer

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

            99.1        Press release dated October 22, 2004

            99.2 Message to Shareholders dated October 22, 2004 for the quarter ended October 02, 2004